AMENDMENT NO. 2 TO THE AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF DIGITAL MEDIA SOLUTIONS HOLDINGS, LLC a Delaware limited liability company This Amendment No. 2 to Amended and Restated Limited Liability Company Agreement (this “Amendment”), is dated effective as of March 30, 2023. Each capitalized term used but not defined in this Amendment has the meaning given to it in the Amended and Restated Limited Liability Company Agreement of Digital Media Solutions Holdings, LLC (the “LLC Agreement”). WHEREAS, it is contemplated that Digital Media Solutions, Inc., a Delaware corporation (“DMS”) will enter into a Securities Purchase Agreement (the “Securities Purchase Agreement”) pursuant to which DMS will issue and sell shares of Series A Convertible Preferred Stock and the Series B Convertible Preferred Stock (collectively, the “Preferred Stock”) at a purchase price of $100.00 per Preferred Stock, and warrants to purchase 12,600,000 shares of Class A common stock of the Corporation, par value $0.0001, (the “Warrants” and together with the Preferred Stock, the “Securities”) at an exercise price of $0.6453 per share; WHEREAS, subsequent to the Securities Purchase Agreement, it is contemplated that DMS will contribute an amount up to the gross proceeds received from the Securities Purchase Agreement to the Company (the “Contribution”); and WHEREAS, in consideration of the Contribution, the Company desires to issue the Series A Preferred Units and Series B Preferred Units (each as defined herein) to DMS (as defined in the LLC Agreement). NOW, THEREFORE, the undersigned Members, being all of the Members of the Company, do hereby agree that the LLC Agreement be amended as follows: 1. Section 1.1 of the LLC Agreement is hereby amended by adding the following definitions: “Series A Preferred Units” means a Membership Interests designated as "Series A Preferred Units" in the Company having the economic rights, preferences and privileges set forth in Section 4.10(a). “Series B Preferred Unit” means a Membership Interests designated as "Series B Preferred Units" in the Company having the economic rights, preferences and privileges set forth in Section 4.10(b). 2. Section 4.2(a) of the LLC Agreement is hereby amended in its entirety to read as follows: “(a) Subject to Section 4.2(c), the Company is authorized to issue three (3) classes of Membership Interests: Common Units, each of which shall be identical, 80,000 Series A Preferred Units, which shall be converted to Common Units upon the Corporation’s Series A Convertible Redeemable Preferred Stock being converted to Common Shares and 60,000 Series B Preferred Units, which shall be converted to Common Units upon the Corporation’s Series A Convertible Redeemable Preferred Stock being converted to Common Shares. The name and address of, and the class and number of Membership Interests held by, each Member from time to time shall be as set forth on Schedule I. Following the Closing Date, the Board of Managers shall amend Schedule I, without any further action by the Company or the Members, to reflect changes in the information intended to be reflected therein that occur pursuant to, and in accordance with, this Agreement. To the fullest extent permitted by applicable Law, and subject to Section 11.5, (i) Schedule I shall be the definitive record of the outstanding Membership Interests, the ownership of each outstanding Membership Interest and all relevant information with respect to each Member and each Assignee, (ii) any reference herein to Schedule I shall be deemed a reference to Schedule I, as amended and as in effect from time to time and (iii) the Company shall be entitled to recognize the exclusive right of a Person registered on Schedule I as the owner of the outstanding Membership Interests shown thereon for all purposes and shall not be bound to recognize any equitable or other claim to or interest in Membership Interests on the part of any other Person, whether or not it shall have express or other notice thereof. 3. The LLC Agreement is hereby amended to add Section 4.10 of the LLC Agreement is hereby amended by adding the follow provision: Section 4.10. Series A and Series B Preferred Units. (a) The Series A Preferred Units are intended to provide the holder there of with substantially identical economic rights, preferences and privileges identical to the Corporation’s Series A Convertible Redeemable Preferred Stock (“Corporation Series A Preferred Stock”) set forth in the Corporation’s Certificate of Designations of Preferences, Rights and Limitations of Series A Convertible Redeemable Preferred Stock filed with the Delaware Secretary of State on March ____, 2023, which terms are incorporated by reference herein. To the extent the Corporation is required or is permitted to make a distribution or payment in respect of the Corporation Series A Preferred Stock in cash, the Company shall make an equivalent distribution in cash on the Series A Preferred Units, and the Series A Preferred Units shall be cancelled or redeemed if the Corporation Series A Preferred Stock or so cancelled or redeemed. To the extent the Corporation is required or is permitted to make a distribution or payment in respect of the Corporation Series A Preferred Stock in Class A Shares, the Company shall make a distribution or payment on the Class A Preferred Units in an equivalent number of Common Units, and the Series A Preferred Units shall be cancelled or redeemed if the Corporation Series A Preferred Stock or so cancelled or redeemed. (b) The Series B Preferred Units are intended to provide the holder there of with substantially identical economic rights, preferences and privileges identical to the Corporation’s Series B Convertible Redeemable Preferred Stock (“Corporation Series B Preferred Stock”) set forth in the Corporation’s Certificate of Designations of Preferences, Rights and Limitations of Series A Convertible Redeemable Preferred Stock filed with the Delaware Secretary of State on March ____, 2023, which terms are incorporated by reference herein. To the extent the Corporation is required or is permitted to make a distribution or payment in respect of the Corporation Series B Preferred Stock in cash, the Company shall make an equivalent distribution in cash on the Series B Preferred Units, and the Series B Preferred Units shall be cancelled or redeemed if the Corporation Series A Preferred Stock or so cancelled or redeemed. To the extent the Corporation is required or is permitted to make a distribution or payment in respect of the Corporation Series B Preferred Stock in Class B Shares, the Company shall make a distribution or payment on the Class B Preferred Units in an equivalent number of Common Units, and the Series B Preferred Units shall be cancelled or redeemed if the Corporation Series B Preferred Stock or so cancelled or redeemed.

(c) Notwithstanding anything to the contrary herein, the Company shall always be permitted to elect to make any distribution or payment as provided in this Section 4.10 by payment in Common Units. [Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned has duly executed this Amendment as of the date first written above. DIGITAL MEDIA SOLUTIONS HOLDINGS, LLC By: __________________ Name: Joseph Marinucci Title: Chief Executive Officer ACKNOWLEDGED AND AGREED: PRISM DATA, LLC, a Delaware limited liability company By: Name: Joseph Marinucci Title: Manager CEP V-A DMS AIV LIMITED PARTNERSHIP, a Delaware limited partnership By: Name: James H Miller Title: Corporate Secretary By: Name: Michael Wagman Title: President CEP V DMS US BLOCKER COMPANY, a Delaware corporation By: Name: James H Miller Title: Corporate Secretary By: Name: Michael Wagman Title: President

By: Name: Mathew Frary Title: Member By: Name: Stuart Butler Title: Member By: Name: Douglas Davis Title: Member By: Name: Beth Lazar Title: Member By: Name: Per Pettersen Title: Member By: Name: Nate Schaub Title: Member By: Name: Terra Matrix LLC Title: Member By: Name: Estalea I LP Title: Member Solely with respect to Section 4.4, Section 4.5, Section 4.6, Section 7.2, Section 7.3, Section 11.7 and Section 14.1(b):

DIGITAL MEDIA SOLUTIONS, INC., a Delaware corporation By: Name: Joseph Marinucci Title: Chief Executive Officer Solely with respect to Section 7.2(b) and Section 7.3(d): Joseph Marinucci Luis Ruelas / Fernando Borghese Matthew Goodman David Shteif Jonathan Katz